ParkerVision

Technology Leadership
Protected by Intellectual Property

June 1, 2012

ipCapital Group
Intellectual Property Strategy Advisors
426 Industrial Ave., Suite 150
Williston, VT 05495
www.ipcg.com

ParkerVision Safe Harbor Statement

This document shall not constitute an offer to sell or the solicitation of an offer to buy securities of ParkerVision, Inc. (the "Company").

This presentation may contain forward-looking statements that involve risks and uncertainties. All statements, other than statements of fact, included in this presentation, including with limitation, statements regarding potential future plans and objectives of the Company, are forward-looking statements. Words such as "anticipates", "expects", "intends", "plans", "believes", "seeks" and "estimates" and similar expressions are intended to identify such forward-looking statements. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the following: general economic and business conditions; successful product development activities and deployment; competition; unexpected changes in technologies and technological advances; the outcome of litigation; and the ability to obtain adequate financing in the future. The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosure detailed in certain of the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10-K, filed on March 30, 2012, and its Form 10-Q for the quarter ended March 31, 2012, filed on May 15, 2012, available at http://www.sec.gov. The Company assumes no obligation to update the information contained in this presentation.

Disclaimer

- ipCapital Group is a business consulting firm engaged by ParkerVision, Inc. to define and analyze ParkerVision's intellectual property landscape.
- ipCapital Group does not practice law
- This presentation is not a prior art, patentability, freedom to operate, state of the art, infringement, or any other legal IP assessment
- This presentation is based on limited access to information, all of which is publicly available
- No assessment of value of any intellectual property is being performed
- This presentation is not intended to be legal advice
- For legal advice about specific IP matters, please consult an attorney

ipCapital Group
Intellectual Property Strategy Advisors

- Top IP strategists, analysts, valuation, and licensing experts
- Proprietary and systematic methods for invention and IP strengthening
- Best-in-class analytical tools driven by client needs
- In business since 1998
  - Worked with over 50 of the Fortune 500
  - Hundreds of small and medium-size businesses
- Selected micro-cap clients who have published their relationship with ipCG:

VirnetX
AUGME Marketing Driven Technologies
DSS SECURITY WISE. BRAND SMART.
dot HILL
GraphOn
TCS TeleCommunication Systems Enabling Convergent Technologies



John Cronin

- Managing Director and Chairman of ipCapital Group
- Engaged by ParkerVision to assist in shareholder communications under a services agreement. Compensation package consists of 50,000 share options which vest over a one year period.
- Spent over 17 years at IBM and became its top inventor with over 100 patents and 150 patent publications
- Created and ran the IBM “patent factory” which was essential to helping IBM become number one in US patents
- Part of the team that contributed to the start of and success of IBM's successful licensing program

The ParkerVision Story

Parker Electronics was an innovator of unique microelectronics for HVAC control technology – a business that consisted of leading edge HVAC control products and 32 associated patents.

Parker Electronics → Carrier A United Technologies Company

The sale of Parker Electronics to United Technologies/Carrier in the late 1980s provided the funds that created a new business based on new products - tracking cameras and broadcast production equipment. This new business founded in 1989 was named ParkerVision.


CameraMan

In the mid 1990s, ParkerVision needed to solve **basic needs in wireless communications** to support product development for its auto-tracking CameraMan.


CameraMan
High Efficiency Transmitter
Needed to Solve Wireless Communications Need
High Performance Receiver

The industry had **failed** to achieve the performance of 5-7 volt RF super heterodyne receivers by using **RF voltage sampling** for RF direct conversion receivers.


CameraMan
High Efficiency Transmitter
Needed to Solve Wireless Communications Need
High Performance Receiver
Super Heterodyne Receiver
RF
LNA
Analog Mixer
LNA (1-n)
Impulse Sampler
LO
5-7V
RF Voltage Sampling
STOP
Lab

Footnote…

- **Super heterodyne receivers provided a quality solution for many quality products over the previous 50+ years, but they were large, expensive, and power consuming because they used multiple steps of RF processing.**
- **Researchers had tried to go to a single step RF (direct conversion) receiver using RF voltage sampling, but the performance was too inferior to replace the super heterodyne.**

ParkerVision focused on **RF Energy Sampling** in the late 1990s to identify a solution to the performance problem.


CameraMan
High Efficiency Transmitter
Needed to Solve Wireless Communications Need
High Performance Receiver
Energy Sampling Experiments
Super Heterodyne Receiver
RF
LNA
Analog Mixer
LNA (1-n)
Impulse Sampler
LO
5-7V
RF Voltage Sampling
STOP
Lab

<u>What is RF energy sampling</u>?

- RF Energy sampling transfers the power of the received carrier signal (modulated RF) over a duration of time, called the "sampling aperture", into a data signal (baseband)
  - *– and provides superior performance in comparison to RF voltage sampling techniques*
- Benefits can include a significant improvement in RF receiver performance due to improved signal-to-noise-ratio, increased sensitivity to very small signals, and greater dynamic range

ParkerVision's investment resulted in a ***breakthrough* receiver design -** RF direct down conversion **using RF Energy Sampling** in the receiver.



High Efficiency Transmitter
Needed to Solve Wireless Communications Need
High Performance Receiver
CameraMan
Super Heterodyne Receiver
RF
LNA
Analog Mixer
LNA (1-n)
Impulse Sampler
LO
5-7V
RF Voltage Sampling
STOP
Lab
Energy Sampling Experiments
ParkerVision
Breakthrough #1
RF Energy Sampling
Superhet Replacement
Breakthrough RF Direct Down Conversion
High-Performance Direct Conversion Receiver
Receiver
LNA
Energy Sampler
Support Circuits
LO
≤1-2V

The market cares about this breakthrough because it enables significant **reductions to voltage and size** of the receiver, while also **increasing performance.**



CameraMan
High Efficiency Transmitter
Needed to Solve Wireless Communications Need
High Performance Receiver
Super Heterodyne Receiver
RF
LNA
Analog Mixer
LNA (1-n)
Impulse Sampler
LO
5-7V
RF Voltage Sampling
STOP
Lab
Energy Sampling Experiments
ParkerVision
Breakthrough #1
RF Energy Sampling
Superhet Replacement
Breakthrough RF Direct Down Conversion
High-Performance Direct Conversion Receiver
Receiver
LNA
Energy Sampler
Support Circuits
LO
≤1-2V
Reduced Voltage and Smaller Physical Size

ParkerVision was also faced with the challenge of **improving efficiency** of the transmitter , which it tackled with **Frequency, Amplitude and Phase experimentation** in the early to mid 2000s.



iBat
Modulator
Mixer
PA
OSC
Linear Transmitter
High Efficiency Transmitter
Frequency, Amplitude, Phase Experiments
CameraMan
Needed to Solve Wireless Communications Need
High Performance Receiver
Energy Sampling Experiments
ParkerVision
Breakthrough #1
RF Energy Sampling
Breakthrough RF Direct Down Conversion
Superhet Replacement
High-Performance Direct Conversion Receiver
Receiver
LNA
Energy Sampler
Support Circuits
LO
≤1-2V
Super Heterodyne Receiver
RF
LNA
Analog Mixer
LNA (1-n)
Impulse Sampler
LO
5-7V
RF Voltage Sampling
STOP
Lab
Reduced Voltage and Smaller Physical Size

This work resulted in *another* breakthrough – direct up conversion using a Multiple-Input Single-Output (MISO) Architecture transmitter design.


iBat
Modulator
Mixer
PA
OSC
Linear Transmitter
High Efficiency Transmitter
Needed to Solve Wireless Communications Need
High Performance Receiver
CameraMan
Frequency, Amplitude, Phase Experiments
Breakthrough #2
Multiple-Input Single-Output Transmitter Architecture
Class-Transiting Switching Amplifier
Direct Up Conversion
Multi-mode Transmit Chain
iBat
Modulator
PA1
PA-N
Tx Chain
ParkerVision
Breakthrough #1
Energy Sampling Experiments
RF Energy Sampling
Superhet Replacement
Breakthrough RF Direct Down Conversion
High-Performance Direct Conversion Receiver
Receiver
LNA
Energy Sampler
Support Circuits
LO
≤1-2V
Super Heterodyne Receiver
RF
LNA
Analog Mixer
LNA (1-n)
Impulse Sampler
LO
5-7V
RF Voltage Sampling
STOP
Lab
Reduced Voltage and Smaller Physical Size

The market cares about this because it enables significant **heat reductions and increased battery life** on the transmitter.


iBat
Modulator
Mixer
PA
OSC
Linear Transmitter
Reducing Heat and Increasing Battery Life
Breakthrough #2
Multiple-Input Single-Output Transmitter Architecture
Direct Up Conversion
Class-Transiting Switching Amplifier
Multi-mode Transmit Chain
iBat
Modulator
PA1
PA-N
Tx Chain
High Efficiency Transmitter
Frequency, Amplitude, Phase Experiments
Needed to Solve Wireless Communications Need
CameraMan
ParkerVision
Breakthrough #1
High Performance Receiver
Energy Sampling Experiments
RF Energy Sampling
Breakthrough RF Direct Down Conversion
Superhet Replacement
High-Performance Direct Conversion Receiver
Receiver
LNA
Energy Sampler
Support Circuits
LO
≤1-2V
Super Heterodyne Receiver
RF
LNA
Analog Mixer
LNA (1-n)
Impulse Sampler
LO
5-7V
RF Voltage Sampling
STOP
Lab
Reduced Voltage and Smaller Physical Size

These major breakthroughs in wireless networking fundamentally **changed ParkerVision's value proposition** in the market.



iBat
Modulator
Mixer
PA
OSC
Linear Transmitter
Reducing Heat and Increasing Battery Life
Breakthrough #2
Multiple-Input Single-Output Transmitter Architecture
Direct Up Conversion
Class-Transiting Switching Amplifier
Multi-mode Transmit Chain
iBat
Modulator
PA1
PA-N
Tx Chain
High Efficiency Transmitter
Frequency, Amplitude, Phase Experiments
Needed to Solve Wireless Communications Need
CameraMan
ParkerVision
Breakthrough #1
High Performance Receiver
Energy Sampling Experiments
RF Energy Sampling
Breakthrough RF Direct Down Conversion
Superhet Replacement
High-Performance Direct Conversion Receiver
Receiver
LNA
Energy Sampler
Support Circuits
LO
≤1-2V
Super Heterodyne Receiver
RF
LNA
Analog Mixer
LNA (1-n)
Impulse Sampler
LO
5-7V
RF Voltage Sampling
STOP
Lab
Reduced Voltage and Smaller Physical Size

VALUE

- Programmable Design
- Multiple Standards
- Flexible Architecture

ParkerVision decided to sell its video camera business in 2004 to fund and exclusively focus on this new technology.



iBat
Modulator
Mixer
PA
OSC
Linear Transmitter
Reducing Heat and Increasing Battery Life
Breakthrough #2
Multiple-Input Single-Output Transmitter Architecture
Direct Up Conversion
Class-Transiting Switching Amplifier
Multi-mode Transmit Chain
iBat
Modulator
PA1
PA-N
Tx Chain
High Efficiency Transmitter
Frequency, Amplitude, Phase Experiments
Needed to Solve Wireless Communications Need
CameraMan
ParkerVision
Breakthrough #1
High Performance Receiver
Energy Sampling Experiments
RF Energy Sampling
Breakthrough RF Direct Down Conversion
Superhet Replacement
High-Performance Direct Conversion Receiver
Receiver
LNA
Energy Sampler
Support Circuits
LO
≤1-2V
Super Heterodyne Receiver
RF
LNA
Analog Mixer
LNA (1-n)
Impulse Sampler
LO
5-7V
RF Voltage Sampling
STOP
Lab
Reduced Voltage and Smaller Physical Size

VALUE
- Programmable Design
- Multiple Standards
- Flexible Architecture

ParkerVision's strategy is to **address huge market opportunities** in wireless based on the technology it has developed and the foundational IP portfolio it has built.



iBat
Modulator
Mixer
PA
OSC
Linear Transmitter
Reducing Heat and Increasing Battery Life
High Efficiency Transmitter
Frequency, Amplitude, Phase Experiments
Breakthrough #2
Multiple-Input Single-Output Transmitter Architecture
Direct Up Conversion
Class-Transiting Switching Amplifier
Multi-mode Transmit Chain
iBat
Modulator
PA1
PA-N
Tx Chain
CameraMan
Needed to Solve Wireless Communications Need
ParkerVision
Breakthrough #1
High Performance Receiver
Energy Sampling Experiments
RF Energy Sampling
Breakthrough RF Direct Down Conversion
Superhet Replacement
High-Performance Direct Conversion Receiver
Receiver
LNA
Energy Sampler
Support Circuits
LO
1-2V
Super Heterodyne Receiver
RF
LNA
Analog Mixer
LNA (1-n)
Impulse Sampler
LO
5-7V
RF Voltage Sampling
STOP
Lab
Reduced Voltage and Smaller Physical Size
IP Commercialization
VALUE
•Programmable Design
•Multiple Standards
•Flexible Architecture
Huge Markets
Mobile Handsets
Tablets
GPS
Wireless Networks (LAN)
Others

ParkerVision's Foundational IP Portfolio
&
The Business Opportunity

ParkerVision has **prioritized strategic technology development** and has consistently protected its inventions with patent property rights. These patents give ParkerVision the exclusive right to its invention during the life of the patents.



Breakthrough #2
Multiple-Input Single-Output Transmitter Architecture
Direct Up Conversion
Class-Transiting Switching Amplifier
Multi-mode Transmit Chain
iBat
Modulator
PA1
PA-N
Tx Chain
ParkerVision
Breakthrough #1
RF Energy Sampling
Breakthrough RF Direct Down Conversion
Superhet Replacement
High-Performance Direct Conversion Receiver
Receiver
LNA
Energy Sampler
Support Circuits
LO
1-2V



ParkerVision U.S. Patent Filings
[International Filings Excluded]
Patent
Application
Number of U.S. Patent Filings
0
5
10
15
20
25
30
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Filing Year

ParkerVision's patent portfolio is well distributed across the core transmit, receive, and combined transceiver technologies.


ParkerVision U.S. Patent Filings
[International Filings Excluded]
Number of U.S. Patent Filings
70
60
50
40
30
20
10
0
Patent
Application
Transmit
Transmit & Receive
Receive
i/Bat
Modulator
PA1
PA-N
Transmitter
Receiver
LNA
Energy Sampler
Support Circuits
LO
1-2V

Even though obtaining patents strains ParkerVision's limited resources, ParkerVision has positioned its patent portfolio alongside and above giants of industry.

Top U.S. Patent Filers

[ipCapital Group's Human-Read Analysis of ~2000 patents on the Relevant Technology Landscape *]


BROADCOM
ParkerVision
SAMSUNG
ERICSSON
Panasonic
intel
NOKIA
Connecting People
QUALCOMM
MOTOROLA
TEXAS INSTRUMENTS
0
50
100
150
200
250

Number of U.S. Patent Filings

See appendix for chart of top U.S. patent filers by technology…

See appendix for chart of ParkerVision vs. all external U.S. patent filers by technology…

** See appendix to view summary of patent search strategy and human-screening process used to define the relevant technology landscape.*

Looking at the entire ParkerVision portfolio suggests a **large commercialization opportunity.**

Top Companies Owning Patents and Applications that are Citing ParkerVision's Patent Portfolio



BROADCOM
WiLAN
QUALCOMM
Finisar
MAGNA
SAMSUNG
Panasonic
ERICSSON
MOSAID
Honeywell
Current Technologies
NOKIA
SONY
freescale
0
10
20
30
40
50
60
70
80
Total of 250 companies owning patents and applications citing 1 or more patents in the ParkerVision portfolio
Patent Filings Citing ParkerVision's Portfolio

ParkerVision's Commercialization Strategy

Like all fabless chip manufacturers, ParkerVision relies on partnerships to go after the many **significant market opportunities** in wireless.



iBat
Modulator
Mixer
PA
OSC
Linear Transmitter
Reducing Heat and Increasing Battery Life
High Efficiency Transmitter
Frequency, Amplitude, Phase Experiments
Breakthrough #2
Multiple-Input Single-Output Transmitter Architecture
Direct Up Conversion
Class-Transiting Switching Amplifier
Multi-mode Transmit Chain
iBat
Modulator
PA1
PA-N
Tx Chain
IP Commercialization
Huge Markets
Mobile Handsets
Tablets
GPS
Wireless Networks (LAN)
Others
CameraMan
Needed to Solve Wireless Communications Need
ParkerVision
Breakthrough #1
VALUE
•Programmable Design
•Multiple Standards
•Flexible Architecture
High Performance Receiver
Energy Sampling Experiments
RF Energy Sampling
Breakthrough RF Direct Down Conversion
Superhet Replacement
High-Performance Direct Conversion Receiver
Receiver
LNA
Energy Sampler
Support Circuits
LO
1-2V
Super Heterodyne Receiver
RF
LNA
Analog Mixer
LNA (1-n)
Impulse Sampler
LO
5-7V
RF Voltage Sampling
STOP
Lab
Reduced Voltage and Smaller Physical Size

ParkerVision is currently working with **established CDMA baseband partner VIA Telecom** and in discussions with a **major handset OEM** partner to deliver **RF chip products** incorporating its technology for a range of applications.



iBat
Modulator
Mixer
PA
OSC
Linear Transmitter
Reducing Heat and Increasing Battery Life
High Efficiency Transmitter
Frequency, Amplitude, Phase Experiments
Breakthrough #2
Multiple-Input Single-Output Transmitter Architecture
Direct Up Conversion
Class-Transiting Switching Amplifier
Multi-mode Transmit Chain
iBat
Modulator
PA1
PA-N
Tx Chain
IP Commercialization
Integration
Major Tier 1 Partner
RF Chip Products
VALUE
•Programmable Design
•Multiple Standards
•Flexible Architecture
Huge Markets
Mobile Handsets
Tablets
GPS
Wireless Networks (LAN)
Others
CameraMan
Needed to Solve Wireless Communications Need
ParkerVision
Breakthrough #1
High Performance Receiver
Energy Sampling Experiments
RF Energy Sampling
Breakthrough RF Direct Down Conversion
Superhet Replacement
High-Performance Direct Conversion Receiver
Receiver
LNA
Energy Sampler
Support Circuits
LO
1-2V
Super Heterodyne Receiver
RF
LNA
Analog Mixer
LNA (1-n)
Impulse Sampler
LO
5-7V
RF Voltage Sampling
STOP
Lab
Reduced Voltage and Smaller Physical Size

Key Points for Investors

Key Points for Investors

ParkerVision

History | **Today** | **Future**

- ParkerVision's technology breakthroughs in the wireless communications business came from problem-solving in another application
- Breakthrough #1 (receiver technology) resulted in significant reductions to voltage and size of the receiver in addition to increased performance
- Breakthrough #2 (transmit technology) resulted in significant reductions to heat and increased battery life on the transmitter side
- Over the last decade and a half, ParkerVision has invested over $200 million on focused technology development and faithfully protected its inventions through significant investment of over $20 million in IP to support these breakthroughs

Key Points for Investors

ParkerVision

History | **Today** | Future

- ParkerVision owns 168 U.S. patents and applications, plus global filings - very large portfolio for a small company
- Widespread industry citations to ParkerVision's patents indicate the fundamental nature of its portfolio and its importance to the industry
- It will be important for ParkerVision to protect its property rights so that it can attract and retain commercial partners

Key Points for Investors

ParkerVision

History | Today | **Future**

- ParkerVision's patent portfolio is heavily cited by many top companies in wireless – this suggests a large product business opportunity based on a foundational technology portfolio

- Protection of ParkerVision's IP is important to its success

- Many strategic options are available to maximize technology monetization for ParkerVision and value for investors, e.g.,
  - Joint product development
  - Customer funded products
  - Merchant chip sales
  - Licensing

APPENDIX

- **Additional Data and Analysis**
- Overview of ipCG's Human-Driven Methodology

Top U.S. Patent Filers by Technology

[ipCapital Group's Human-Read Analysis of ~2000 patents on the Relevant Technology Landscape]



120
100
80
60
40
20
0
Transmit
Transmit & Receive
Receive
Broadcom
ParkerVision
Samsung Electronics
Ericsson
Panasonic
Intel
Nokia
Qualcomm
Motorola
Texas Instruments
Sony
NEC
ETRI
Unassigned US Applicant
Mediatek

ParkerVision Vs. External Patent Holders by Technology


[ipCapital Group's Human-Read Analysis of ~2000 patents on the Relevant Technology Landscape]
ParkerVision
External
Number of U.S. Patent Filings
1000
900
800
700
600
500
400
300
200
100
0
Transmit
Transmit & Receive
Receive

1,986 Total U.S. Patents and Applications

- 158 ParkerVision
- 1,828 External Patent Holders

APPENDIX

- Additional Data and Analysis
- **Overview of ipCG's Human-Driven Methodology**

Patent Search Strategy

- ipCG's methodology is completely independent
- ParkerVision provided icCG only with a list of its relevant US patents and applications
- From these patents icCG began its independent analysis. The first step in ipCG's analysis was analyzing ParkerVision's portfolio for relevant keywords and IPC codes
- ipCG developed 2 broad groups of searches
  - ***Sample keywords for "Receivers":*** direct down-conversion demodulation, down-sampling, SAW-less filters
  - ***Sample keywords for "Transmitters":*** direct up-conversion modulation, multi-mode transmission, MISO amplification
- Duplicate applications were removed from the dataset

Human-Screening Process

- The search results were downloaded into a database
- The title, first claim, and Derwent "Use" fields of the search results were human-read for relevance
  - ipCG read and categorized nearly 2,000 U.S. patents/apps
- The relevant results were categorized as "Receive" or "Transmit" according to search group, title, first claim, and Derwent "Use"
  - Results categorized as both "Receive" ***and*** "Transmit" were noted as such